UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2003

HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 5.	Other Events.

            On June 16, 2003, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits.

                     99         Press release issued by Horizon Offshore, Inc. on June 16, 2003, announcing that its subsidiary, Horizon Offshore Contractors, Inc., has secured a new contract in the northeast United States.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.
	By:	/s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated: June 17, 2003